Exhibit 99.1

INVESTOR PRESENTATION 1

SAFE HARBOR SAFE HARBOR STATEMENT This presentation is for informational purposes only and is not an offer to sell securities or a solicitation of an offer to buy any securities, and may not be relied upon in connection with the purchase or sale of any security. Sales and offers to sell Wayside Technology Group, Inc. securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable Securities and Exchange Commission (“SEC”) regulations, including the written prospectus requirements. This presentation is proprietary and is intended solely for the information of the persons to whom it is presented. It may not be retained, reproduced or distributed, in whole or in part, by any means (including electronic) without the prior written consent of Wayside Technology Group, Inc.. This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, in this release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements, including statements regarding the intent, belief or current expectations of the Company and members of our management team. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements, including those regarding guidance on future financial results; expectations concerning market opportunities and our ability to capitalize on them; and the amount and timing of the benefits expected from acquisitions, new products or services and other potential sources of additional revenue. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. These risks and uncertainties include, but are not limited to, those relating to: market acceptance of our products and services, relationships with customers and vendors, strategic partners and employees; difficulties in integrating acquired businesses; changes in economic or regulatory conditions or other trends affecting the Information technology industry; and other matters included in our SEC filings, including in our Annual Report on Form 10-K.. Actual results may differ materially from those contemplated by the forward-looking statements. We undertake no obligation to update our forward-looking statements to reflect future events or circumstances. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A presentation of and reconciliation to the most directly comparable GAAP financial measure, where such can be done without unreasonable effort, can be found in the appendix to this presentation or on our Web site at www.waysidetechnology.com/investor. This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, we have not independently verified this statistical data. 2

OVERVIEW Who We Are Market Capitalization of $54M, 4.5 million diluted shares outstanding, no debt, approximate 5+% dividend yield IT Channel Company, distributing emerging enterprise technology products since 1982 2017 Adjusted gross billings of $449 million, Net sales $160.6 million, Net income $5.1 million Public Company since 1995 (NASDAQ-GM) (WSTG) Offices in U.S., Canada & Netherlands 150 Employees 3

MANAGEMENT TEAM Steve DeWindt, Interim CEO – 30+ years in software and technology distribution Michael Vesey, CFO – 25 years in communications and software Dale Foster, Executive VP – 30+ years in technology distribution, joined in 2017 from Promark/Ingram Micro Brian Gilbertson – VP GM Lifeboat – 30+ years experience in technology distribution including Arrow Electronics Charles Bass, VP Business Development – 30+ years in technology distribution, joined in 2017 from Promark/Ingram Micro Vito Legrottgalie, VP Chief Information Officer – 25+ years in technology distribution 4 Sales and Operations Wayside Technology Group

WHAT WE DO Starting with our many years of experience, we leverage our: Technological expertise Logistical support Credit facility and programs • • • WE BUY FROM HUNDREDS OF VENDOR PARTNERS WE DISTRIBUTE TO THOUSANDS OF RESELLERS System Integrators VARs Government Education .to assist new emerging vendors in building their nationwide sales channel. 5

IT CHANNEL With 30 years in the marketplace, our reach into the reseller community is roughly on par with the mega players while providing “High Touch” service for emerging and highly technical products. 6 THOUSANDS OF SMALLER VARS, MSP & CLOUD INTEGRATORS SPECIALTY DISTRIBUTORS SYSTEM INTEGRATORS, SOLUTION PROVIDERS MAJOR VARS VOLUME DISTRIBUTORS

MARKET SEGMENT FOCUS Vendors Hyper Converged Infrastructure & Storage Network Management & Development Tools Security The vendors we represent operate in growth markets characterized by innovation and new products. 7

KEY CHANNEL PARTNERS Leveraging knowledgeable sales team and state of the art EDI infrastructure to provide superior service to our partners. 8

FINANCIALS Financial Information • Summary • Business Model • Recent Trend • Adjusted Gross Billings (non-GAAP) • Net Sales 9

OPERATING RESULTS TREND Top Line Growth Shift in product mix & competition impacts gross margins Consistent profitability & dividend 10 Year ended December 31, Six months ended June 30, Adjusted gross billings (non-GAAP) Net Sales (ASC 606) Gross Margin Gross Margin % adjusted gross billings Gross Margin % net sales 201720162015 $449.4$418.1$ 382.1 $160.6$164.6$ 163.7 $27.1$27.3$ 26.6 6.0%6.5%7.0% 16.9%16.6%16.2% 20182017 $ 241.6$ 215.8 $ 84.5$ 77.1 $ 13.4$ 13.3 5.5%6.2% 15.9%17.3% Net income$5.1$5.9$5.8 Net income excluding separation expenses, net of taxes (non-GAAP)$5.1$5.9$5.8 $0.5$2.6 $2.5$2.6 Diluted EPS$1.13$1.25$ 1.22 Diluted EPS excluding separation expenses, net of tax (non-GAAP)$1.13$1.25$ 1.22 Dividend per share$0.68$0.68$ 0.68 $ 0.10$ 0.57 $ 0.55$ 0.57 $ 0.34$ 0.34

$ Millions Except Per Share Data FINANCIAL SUMMARY 11 Balance Sheet DecemberJune 30, 31, 2017 2018 Cash$5.5$10.4 Net Working Capital$29.9$32.2 Debt$-$-Stockholders Equity$38.7$38.9 Diluted shares outstanding (000's)4,4554,480

(Non-GAAP) Trend ADJUSTED GROSS BILLINGS $449.4 $418.1 $382.1 $241.6 • • Consistent growth Participating in growth markets of software subscription and security products Maintenance includes renewals on installed base of software vendors See appendix for GAAP Net Sales $215.8 • • 12 Adjusted Gross Billings Growth 2016-Rates 2017 CAGR 1H 2018 Growth Rate Hardware & Software product -1.5% Maintenance and service 8.6% Software - security 25.2% Total 8.4% 10.3% 8.7% 18.8% 12.0%

BUSINESS MODEL Our business is characterized by low gross profit as a % of gross billings, high operating leverage and low capital investment requirements, resulting in mid teen return on invested capital. Return on invested capital is calculated as net income/(shareholders equity + debt - cash) 13 Full Year 2017 Historical Accounting ASC 606 Adjusted gross billings/net sales $ 449.4 $ 160.6 Gross margin $ 27.1 $ 27.1 Gross margin % 6.0% 16.9% Net income $ 5.1 $ 5.1 Net income % 1.1% 3.2% Return on Equity 13.4% Return on Invested Capital 17.8%

QUESTIONS? Thanks for your attention! Questions are welcome! 14

NET SALES GAAP ASC 606 Security Software and Maintenance and services recorded on a net basis under ASC 606 15

T E CHNOLO G Y G i=IOU;::t N'orHJAAIP IMDUirH !;tj l'lQ n-GAAP m•ro;lud m!J 1\dJIIIgrQ!!<lin$ or.d -.v •n cwr $$ lill mcomxw:t mg $IOP•r•h l!<>'--nt J)/ 1••• •• $41J)I;Jio!nl•l lr$1,$11r• qf Ou r 11$11' Q f h $li< JIM!0$1,rli<$ hlllr•t;olQ no ;111d )""' $hlluld nQ1 <;Q n"""' 1h1n <l n Qr ti-.J;jm •• $hi$ lo r •110lly$1 $ Qf Qllr flllaoo:lsl re&ulls US OAAP he ched tab!!.>p!O'>\ de a reconcl stJOn o/ ee.ch oort-G/\1\P me&Bll'"Lo Lhe mo6L near!cornparable meaure •moor US O_AAP /o411151>Mnt5 to II WO"Icalr.5ullilfJKIII rvtro&p <-nY• •dopWol) <>f ASC g R•" "l,l!j lro111 Con1r.!c"ti IW<th CtOfrlel'i-The Compo n y a:hlod ASC GOO Re••nua fJ>IIm C..nlr.u:ts. wfth Cuslcm.,.s effKb'll> Joru•IJ 1 , 201ll usmg 1111! fu Jd ocbw odop'hon ll"il!lh cd. Undor 1111! full ldro!Jil!OC w odcph:m ll"il!lhcd, 1ho Compollo'/ proson1s r""""'"• far """""'I amioomp:r.lll.w penorls,., "'"' odJUslod b»is, roft ocbng lho now a:cau nlmg slo nd or a. Th.. ar.;l h!ilhfy lflllerdepandant Yollll ana li" ri)' malllaNi!lca 5'-'!(X)and oGler seMces, I1EII o1 Lhe related cos ot s!l!es H<SOOncany !he Company has aoooul'or sales on a gross s, Yollll third pari)' ITlOM sign• collll11111(JQCI o-f aoopllrg !he standard rE!.-s 1o !he I"EICQII bon ot rav"8ru8 for SO"rtw.ara - ur oolin.::ludod in 1ol "'""-Recoll<ilia.tiool ol n..t s•tto odjus'led Ill"'"" billinlll" 4Smi iam l Yea r elided J une 30, 2017 Year ended J un£ 30, 2.016 Yea r ended J une 30, .20:15 Si11 months ended June :a.-o.• 2011 Adjust d f!!\'0!5$ bill im gs AdjUJ d gr05$ bilin.gs M)ust d f!J•O$$ bi'llin gs Adjusted gro!l$ bi ll ings conot sale Cost ot s;a l'e.s (q.st of Co5t of s;a ll!s Co.st of s;a les gf05$ if lli n:gs Net Sa les Net Sales sa les Net Sa e Net Sales N'etSa ll!s 0.0 s H rdW&r• S< 5rprod : el $-75.9 95.4 76_() 4.9 $ 6U 87. 7 (0..0) $-(82.5) 6$.9 5.2 143.9 10.7 $ 148..9 173.7 $ $-148.9 10.7 $ $ $ $ $ 143.9 184.7 l!.48--4 156.5 1413.4 11.4 (90.5) (173.9) (163.0) (145.2) Maln!enance ancl service Software·security & highly interdependent with support 70.3 {66.7) 3.6 59. 2 {56.2) 3.0 120.8 {114.9) 5.9 95.4 {90.5) 4.9 77.1 {73.2) 3.9 Total $ (157.2) $ (218.4) $ 241.6 84.5 $ 215.8 (138.7) $ 77.1 449.4 $ (288.8) $ 160.6 $ 418.1 (253.5) 164.6 382.1 $ $ 163.7 We define adjusted gross billings as net sales in accordance with US GAAP, adjusted for the cost of sales related to Sohware - security and highly interdependent with support and Maintenance, support and other services. We provided a reconciliation of Adjusted gross billings to net sales, which is the most directly comparable US GAAP measure. We use Adjusted gross billings of product and services as a supplemental measure of our performance to gain insight into the volume of business generated by our business, and to analyze the changes to our accounts receivable and accounts payable. Our use of Adjusted gross billings of product and services as analytical tools has limitations, and you should not consider them in isolation or as substitutes for analysis of our financial results as reported under U.S. GAAP. In addition, other companies, including companies in our industry, might calculate Adjusted gross billings of product and services or similarly titled measures differently, which may reduce their usefulness as comparative measures. Net income (loss) reconciled to Net income excluding separation expenses, net oftaxes (Non-GAAP)$000's: Six IOOUlhs ended 480 2,446 jiill. 2,S92 Net income (loss) Separation expenses Income tax benefit related to separation expenses Net income excluding separation expenses, net of taxes 2,:592 2.488 Diluted earnings (loss) per share reconciled to Diluted earnings per share excluding separation expenses, net of taxes (Non-GAAP): Six mont.hs: ended June 30, Jmte 30. Diluted earnings (loss) per share Separation expenses Income tax benefit related to separation expenses Diluted earnings per share excluding separation expenses, net of taxes 0.10 o.ss O.l7 O.ll O.l7 (1) We define Net income excluding separation expenses, net of taxes, as Net income (loss), plus Separation expense, less the income tax benefit attributable to the separation expenses. We provided a reconciliation of Net income excluding separation expenses, net of taxes, to Net income, as well as the related amounts per share, which are the most directly comparable US GAAP measure. We use Net income excluding separation expense as a supplemental measure of our performance to gain insight into comparison of our businesses profitability when compared to the prior year. Our use of Net income excluding separation expenses, net of taxes has limitations, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. In addition, other companies, including companies in our industry, might calculate separation expenses net of taxes, or similarly titled measures differently, which may reduce their usefulness as comparative measures. 16 WAVSIOE